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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               _________________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  July 12, 2000


                               _________________


                     GEMSTAR - TV GUIDE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


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
        Delaware                                  0-26878                                 95-4782077
(State or Other Jurisdiction of           (Commission File Number)               (IRS Employer Incorporation)
Identification No.)

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                         135 North Los Robles Avenue,
                                   Suite 800
                          Pasadena, California 91101
                        (Address of Principal Executive
                             Offices and Zip Code)


                                (626) 792-5700
              Registrant's telephone number, including area code


                      Gemstar International Group Limited
         (Former Name or Former Address, if Changed Since Last Report)
                               _________________

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 4, 1999, Gemstar International Group Limited ("Gemstar") and TV Guide, Inc., a Delaware corporation ("TV Guide"), announced that they had entered into an Agreement and Plan of Merger, dated as of October 4, 1999 (as amended, the "Merger Agreement"), by and among Gemstar, TV Guide and G Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Gemstar ("Sub"), providing, upon the terms and subject to the conditions set forth therein, for the acquisition of TV Guide by Gemstar through the merger of Sub with and into TV Guide, with TV Guide being the surviving corporation (the "Merger"). In connection with the closing of the Merger, the parties agreed to amend certain terms of the Merger Agreement to provide that Gemstar's post-closing name will be "Gemstar - TV Guide International, Inc." and for certain other ministerial changes in the Bylaws.

         304,923,736 shares of TV Guide common stock issued and outstanding prior to the effective time were converted at an exchange ratio of .6573 into 200,426,371 shares of Gemstar common stock. The closing price of Gemstar common stock on July 12, 2000 was $69.75 per share. In addition, Gemstar will assume all options to purchase TV Guide common stock outstanding under TV Guide's option plans. On July 12, 2000 the Merger was consummated and Gemstar became the sole shareholder of TV Guide common stock.

ITEM 5.  OTHER EVENTS.


     Name Change.  In connection with the closing of the Merger, on July 12,
     -----------
2000 Gemstar changed its name to "Gemstar - TV Guide International, Inc." by filing a Certificate of Ownership and Merger with the Delaware Secretary of State merging G Name Change Subsidiary Corporation, a wholly-owned subsidiary of Gemstar, into Gemstar pursuant to Section 253 of the General Corporation Law of Delaware.

     Bylaws.  In connection with the closing of the Merger, Gemstar adopted new
     ------
bylaws (the "Bylaws"). A copy of the Bylaws is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

     Second Amended and Restated Rights Agreement.  In connection with the
     --------------------------------------------
closing of the Merger, Gemstar made certain amendments to its existing Amended and Restated Rights Agreement, dated February 8, 2000, between Gemstar - TV Guide International, Inc. and American Stock Transfer & Trust Company (the "Second Amended and Restated Rights Agreement"). A copy of the Second Amended and Restated Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

             1. Gemstar intends to provide the financial statements of TV Guide for the periods specified in Rule 3-05(b) of Regulation S-X, together with a manually signed accountant's report by Rule 2-02 of Regulation S-X, under cover of a Form 8-K/A within the time specified for such filing by Item 7(a)(4) of this form.


       (b)   PRO FORMA FINANCIAL INFORMATION

             2. Pro forma financial information will be filed if required by
             Article 11 of Regulation S-X, under cover of a Form 8-K/A within the time specified for such filing by Item 7(b)(2) of this form.

       (c)   EXHIBITS.

Exhibit No.           Description
-----------           -----------


99.1 Second Amended and Restated Rights Agreement, effective as of July 12, 2000, between Gemstar - TV Guide International, Inc. and American Stock Transfer & Trust Company


                                       2
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99.2                  Bylaws

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2000
                                       GEMSTAR -TV GUIDE INTERNATIONAL, INC.


                                           /s/ Stephen A. Weiswasser
                                       -------------------------------------
                                             Stephen A. Weiswasser
                                            Executive Vice President
                                              and General Counsel


                                       4
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                               INDEX OF EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1 Second Amended and Restated Rights Agreement, effective as of July 12, 2000, between Gemstar -TV Guide International, Inc. and American Stock Transfer & Trust Company
99.2                       Bylaws


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